UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 23, 2013, Abercrombie & Fitch Co. (the "Registrant") and Abercrombie & Fitch Management Co., a subsidiary of the Registrant ("A&F Management"), and Abercrombie & Fitch Europe S.A., Abercrombie & Fitch (UK) Limited, AFH Stores UK Limited, AFH Canada Stores Co. and AFH Japan, G.K., indirect subsidiaries of the Registrant (the “Foreign Subsidiary Borrowers”), entered into an Amendment No. 2 to Credit Agreement (the "Revolving Credit Facility Amendment"), among A&F Management, as a borrower; the Registrant, as a guarantor; the Foreign Subsidiary Borrowers, as borrowers; PNC Bank, National Association, as Global Agent, the Swing Line Lender, an LC Issuer and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; PNC Bank Canada Branch, as a Canadian Lender; JPMorgan Chase Bank, N.A., Toronto Branch, as a Canadian Lender; Bank of America, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender. The Revolving Credit Facility Amendment amends the Registrant's Amended and Restated Credit Agreement, dated July 28, 2011 (as previously amended by that certain Amendment No. 1 to Credit Agreement, made as of February 24, 2012, the "A&R Credit Agreement").
In connection with the Revolving Credit Facility Amendment, on January 23, 2013, the Registrant and A&F Management entered into an Amendment No. 1 to Term Loan Agreement (the "Term Credit Facility Amendment"), among A&F Management, as borrower; the Registrant, as a guarantor; PNC Bank, National Association, as Agent and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; HSBC Bank USA, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender. The Term Credit Facility Amendment amends the Registrant's Term Loan Agreement, dated February 24, 2012 (the "Term Loan Agreement").
Pursuant to the Revolving Credit Facility Amendment, the A&R Credit Agreement was amended to reflect the following changes, among others:
1.    The required minimum level of the Coverage Ratio (as defined in the A&R Credit Agreement) was amended such that the Coverage Ratio shall not be less than 1.75 to 1.00 as of the end of any fiscal quarter of the Registrant; and
2.    The amount of indebtedness permitted under the Term Loan Agreement was reduced from $300,000,000 to $150,000,000.
Pursuant to the Term Credit Facility Amendment, the Term Loan Agreement was amended to reflect the following changes, among others:
1.    At the request of the Registrant, the Total Commitments (as defined in the Term Loan Agreement) were reduced from $300,000,000 to $150,000,000; and
2.    The required minimum level of the Coverage Ratio (as defined in the Term Loan Agreement) was amended such that the Coverage Ratio shall not be less than 1.75 to 1.00 as of the end of any fiscal quarter of the Registrant.
In connection with the closing of the Revolving Credit Facility Amendment, A&F Management paid an amendment fee of $175,000, representing 0.05% of each Lender's total revolving loan commitment to A&F Management and the Foreign Subsidiary Borrowers.
In connection with the closing of the Term Credit Facility Amendment, A&F Management paid an amendment fee of $75,000, representing 0.05% of each Lender's total term loan commitment to A&F Management, as reduced by the Term Credit Facility Amendment.
As of January 23, 2013 and as of the date of this Current Report on Form 8-K, there were no loans outstanding under the either the A&R Credit Agreement, as amended by the Revolving Credit Facility Amendment, or the Term Loan Agreement, as amended by the Term Credit Facility Amendment. Letters of credit totaling approximately $1,600,000 were outstanding under the A&R Credit Agreement at January 23, 2013 and remained outstanding under the A&R Credit Agreement as of the date of this Current Report on Form 8-K.

The Lenders under each of the Term Loan Agreement and the A&R Credit Agreement, each as amended, have provided and continue to provide other banking services not specifically outlined in the Term Loan Agreement or the A&R Credit Agreement to the Registrant and its subsidiaries in the ordinary course of their respective business operations.
The foregoing description of the provisions of the Revolving Credit Facility Amendment and the Term Credit Facility Amendment is qualified in its entirety by reference to the full and complete terms of the Revolving Credit Facility Amendment and the Term Credit Facility Amendment. The Revolving Credit Facility Amendment is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The Term Credit Facility Amendment is included as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please see the description in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K related to the entering into the Revolving Credit Facility Amendment and the Term Credit Facility Amendment, which documents are included as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Please also see the description in “Item 1.01. Entry into a Material Definitive Agreement” of the Registrant's Current Report on Form 8-K filed with the SEC on August 3, 2011 (the “August 3, 2011 Form 8-K”), related to the entering into of the Amended and Restated Credit Agreement, dated July 28, 2011, which document was included as Exhibit 4.1 to the August 3, 2011 Form 8-K.
Please also see the description in “Item 1.01. Entry into a Material Definitive Agreement” of the Registrant's Current Report on Form 8-K filed with the SEC on February 29, 2012 (the “February 29, 2012 Form 8-K”), related to the entering into of the Term Loan Agreement and the entering into of the Amendment No. 1 to Credit Agreement, made as of February 24, 2012, which documents were included as Exhibit 4.1 and Exhibit 4.3, respectively, to the February 29, 2012 Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable.
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

4.1
Amendment No. 2 to Amended and Restated Credit Agreement, made as of January 23, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; Abercrombie & Fitch Europe S.A., Abercrombie & Fitch (UK) Limited, AFH Stores UK Limited, AFH Canada Stores Co. and AFH Japan, G.K., as foreign subsidiary borrowers; PNC Bank, National Association, as Global Agent, the Swing Line Lender, an LC Issuer and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; PNC Bank Canadian Branch, as a Canadian Lender; JPMorgan Chase Bank, N.A., Toronto Branch, as a Canadian Lender; Bank of America, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender

4.2
Amendment No. 1 to Term Loan Agreement, made as of January 23, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; PNC Bank, National Association, as Agent and a Lender; JPMorgan Chase

Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; HSBC Bank USA, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: January 25, 2013	By: /s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 25, 2013

Abercrombie & Fitch Co.

Exhibit No.        Description

4.1
Amendment No. 2 to Amended and Restated Credit Agreement, made as of January 23, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; Abercrombie & Fitch Europe S.A., Abercrombie & Fitch (UK) Limited, AFH Stores UK Limited, AFH Canada Stores Co. and AFH Japan, G.K., as foreign subsidiary borrowers; PNC Bank, National Association, as Global Agent, the Swing Line Lender, an LC Issuer and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; PNC Bank Canadian Branch, as a Canadian Lender; JPMorgan Chase Bank, N.A., Toronto Branch, as a Canadian Lender; Bank of America, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender

4.2
Amendment No. 1 to Term Loan Agreement, made as of January 23, 2013, among Abercrombie & Fitch Management Co., as borrower; Abercrombie & Fitch Co., as a guarantor; PNC Bank, National Association, as Agent and a Lender; JPMorgan Chase Bank, N.A., as a Lender; Fifth Third Bank, as a Lender; The Huntington National Bank, as a Lender; HSBC Bank USA, N.A., as a Lender; U.S. Bank National Association, as a Lender; Citizens Bank of Pennsylvania, as a Lender; and Sumitomo Mitsui Banking Corporation, as a Lender